UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No. )

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Filed by a party other than the Registrant ☐
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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Warner Bros. Discovery, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts! WARNER BROS. DISCOVERY, INC. 230 PARK AVENUE SOUTH NEW YORK, NY 10003 WARNER BROS. DISCOVERY, INC. 2023 Annual Meeting May 8, 2023 2:00 PM, Eastern Time Virtual Meeting Site: http://www.virtualshareholdermeeting.com/WBD2023 You invested in WARNER BROS. DISCOVERY, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number V1.1 For complete information and to vote, visit www.ProxyVote.com Control # V03609-P88214 Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 24, 2023. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote in Advance of the Meeting Vote by May 7, 2023 11:59 PM ET Visit www.ProxyVote.com Vote Virtually at the Meeting* Vote on May 8, 2023 2:00 p.m., Eastern Time Visit http://www.virtualshareholdermeeting.com/WBD2023

THIS IS NOT A VOTABLE BALLOT This is an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”. Voting Items Board Recommends V03610-P88214 Against Against Every Year 01) Li Haslett Chen 02) Kenneth W. Lowe 03) Paula A. Price 04) David M. Zaslav 1. ELECTION OF DIRECTORS Nominees: 2. Ratification of the appointment of PricewaterhouseCoopers LLP as Warner Bros. Discovery, Inc.’s independent registered public accounting firm for the fiscal year ending December 31, 2023. 3. To vote on an advisory resolution to approve the 2022 compensation of Warner Bros. Discovery, Inc.’s named executive officers, commonly referred to as a “Say-on-Pay” vote. 4. To vote on an advisory resolution to approve the frequency of future “Say-on-Pay” votes. 5. To vote on a stockholder proposal regarding simple majority vote, if properly presented. 6. To vote on a stockholder proposal regarding political disclosure, if properly presented. 7. By the proxy holders, in their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof. For For For